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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        _______________________________

                                   Form 8-K

                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):    May 9, 2000
                                                         -----------------



                        FAIRPOINT COMMUNICATIONS, INC.
                        ------------------------------
            (Exact Name of Registrant as specified in its charter)



               Delaware                   333-56365           13-3725229
      ----------------------------    ----------------   -------------------
      (State or other jurisdiction    (Commission File   (IRS Employer
         of incorporation)                 Number)       Identification No.)


     521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
     --------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code: (704) 344-8150
                                                          --------------


                                      N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report):
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Item 5. Other Events

      On May 9, 2000, FairPoint Communications, Inc., a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing its intention to file a registration statement for an underwritten public offering of its common stock. The Company anticipates making the offering of these securities as soon as possible after this registration statement is declared effective by the Securities and Exchange Commission. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.   Exhibits

          99.1  Press Release, dated May 9, 2000
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                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FAIRPOINT COMMUNICATIONS, INC.



                           By: /s/ Walter E. Leach, Jr.
                               ---------------------------------
                               Walter E. Leach, Jr.
                               Senior Vice President and
                               Chief Financial Officer



Date: May 10, 2000

                                      S-1
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                                 EXHIBIT INDEX


     Exhibit No.    Exhibit
     -----------    -------


         99.1       Press Release, dated May 9, 2000

                                      S-2